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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 17, 1998


                        Commission File Number: 001-13807

                                   ElderTrust
       (Exact name of registrant as specified in its declaration of trust)


            Maryland                                    23-2932973
   (State or other jurisdiction)           (I.R.S. Employer Identification No.)
of incorporation or organization)

      101 East State Street, Suite 100, Kennett Square, Pennsylvania 19348
                    (Address of principal executive offices)
                                   (zip code)

                                 (610) 925-4200
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         On August 17, 1998, ElderTrust (the "Company") announced that its Board of Trustees has authorized the Company to implement a Share Repurchase Program pursuant to which the Company may repurchase common shares up to an amount equal to the Company's excess cash flow determined on a quarterly and cumulative basis. The common shares will be purchased through open market transactions on the New York Stock Exchange in accordance with applicable rules and regulations. At June 30, 1998, the Company had 7,392,600 common shares outstanding.



























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            ELDERTRUST
                            (Registrant)



                            /s/ D. Lee McCreary, Jr.
                            -------------------------------------------------
                            D. Lee McCreary, Jr.
                            Senior Vice President and Chief Financial Officer

                            Date:  August 24, 1998
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